SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        26-Dec-02

ACE Securities Corporation

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF August 1, 2002, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2002-CB4

Residential Asset Funding Corporation
(Exact name of registrant as specified in its charter)

North Carolina    333-53168                56-2064715
(State or Other   (Commission              (I.R.S. Employer
Jurisdiction of   File Number)             Identification
Incorporation)                             Number)

301 South College Street, DC-06
Charlotte, NC                  28288
(Address of Principal          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-374-4868

Item 5.  Other Events

On       26-Dec-02a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
         26-Dec-02The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.      Item 1: Legal Proceedings:         NONE

D.      Item 2: Changes in Securities:     NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated          26-Dec-02

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2002-CB4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                 12/26/02

                    Beginning                                         Ending
                   Certificate                                     Certificate
 Class    Cusip    Balance(1)   Principal    Interest    Losses      Balance
AV-1    31392T3Y1   86806522.51  3435724.10   113620.09   0.00       83370798.41
AF-1    12489WEZ3   79524975.36  4811078.25   106828.55   0.00       74713897.11
AF-2    12489WFA7   33700000.00        0.00   101380.83   0.00       33700000.00
AF-3    12489WFB5   12100000.00        0.00    45647.25   0.00       12100000.00
AF-4    12489WFC3   12710000.00        0.00    54748.33   0.00       12710000.00
M-1     12489WFD1   16930000.00        0.00    31052.44   0.00       16930000.00
M-2     12489WFE9   13990000.00        0.00    32285.81   0.00       13990000.00
B-1     12489WFF6   12520000.00        0.00    35362.04   0.00       12520000.00
B-2     12489WFG4    2940000.00        0.00     9063.37   0.00        2940000.00
B-3         NA       5156836.00        0.00    26110.78   0.00        5156836.00
A-IO*   12489WEY6  112000000.00        0.00   606666.67    N/A      112000000.00
N*          NA      10254150.33   355329.53    85451.25    N/A        9898820.80
X           NA         N/A             0.00        0.00    N/A         N/A
Total              276378333.87  8602131.88  1248217.41       0.00  268131531.52



              AMOUNTS PER $1,000 UNIT
                                              Ending                 Current
                                           Certificate             Pass-Through
 Class  Principal   Interest      Total      Balance     Losses   Interest Rate
AV-1    37.9009829 1.25339316  39.15437606 919.69992730 0.00000000      1.52000%
AF-1    51.2908129 1.13889712  52.42971002 796.52342335 0.00000000      1.56000%
AF-2    0.00000000 3.00833323   3.00833323 1000.0000000 0.00000000      3.61000%
AF-3    0.00000000 3.77250000   3.77250000 1000.0000000 0.00000000      4.52700%
AF-4    0.00000000 4.30750039   4.30750039 1000.0000000 0.00000000      5.16900%
M-1     0.00000000 1.83416657   1.83416657 1000.0000000 0.00000000      2.13000%
M-2     0.00000000 2.30777770   2.30777770 1000.0000000 0.00000000      2.68000%
B-1     0.00000000 2.82444409   2.82444409 1000.0000000 0.00000000      3.28000%
B-2     0.00000000 3.08277891   3.08277891 1000.0000000 0.00000000      3.58000%
B-3     0.00000000 5.06333341   5.06333341 1000.0000000 0.00000000      5.88000%
A-IO    0.00000000 5.41666670   5.41666670 1000.0000000 0.00000000      6.50000%
N       31.7258508 7.62957589  39.35542679 883.82328571 0.00000000     10.00000%
X       0.00000000 0.00000000   0.00000000   0.00000000 0.00000000            NA


Distribution Date:    26-Dec-02

        Distribution Statement
        Pooling and Servicing Agreement Dated August 1, 2002

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  Overcollateralization Amount (before distributions)             1078609.76
      Overcollateralization Release Amount                                  0.00
      Overcollateralization Deficiency (after distributions)          1130116.51
      Overcollateralization Target Amount                             2208726.27
      Overcollateralization Amount (after distributions)              1438443.22

    Amount of Excess Interest                            719666.90
    Amount of Excess Cashflow                            719666.90



iv) Servicing Fees               Group 1     Group 2      Total
Servicing Fees                     36270.16    79121.72  115391.88
Accrued and Unpaid Special Serv        0.00        0.00       0.00
Special Servicing Fees              4200.00     3450.00    7650.00
PMI Premiums                       24141.00    57692.33   81833.33

v) Advances                                 172502.42

vi) Ending Pool Balance        83762653.78 185807320.95269569974.73

vii)    Loan Count                      775        2002       2777
Wt'd avg Rem Term                       335         306        318
Wt'd avg Mortage Rate              9.31760%    8.94537%   9.09388%

viii)  Delinquency And Foreclosure Information:

Group 1           All Categories            Bankruptcy
                     Number      Balance      Number     Balance
Current                696      76405470.95     0             0.00
30 days delinquent     35        3705124.89     0             0.00
60 days delinquent     18        1539411.79     1         78860.17
90 days delinquent     25        2073052.36     2        255986.33
120+ days delinque      0              0.00     0             0.00

                   Foreclosure
                     Number      Balance
Current                 0              0.00
30 days delinquent      0              0.00
60 days delinquent      0              0.00
90 days delinquent      9         685961.26
120+ days delinque      0              0.00

Group 2           All Categories            Bankruptcy
                     Number      Balance      Number     Balance
Current               1869     174166534.08     0             0.00
30 days delinquent     70        6166421.84     5        301341.25
60 days delinquent     30        3069361.17     2        130583.79
90 days delinquent     32        2320268.00     3        192547.34
120+ days delinque      0              0.00     0             0.00

                                         Foreclosure
                     Number      Balance
Current                 0              0.00
30 days delinquent      0              0.00
60 days delinquent      0              0.00
90 days delinquent      5         500047.03
120+ days delinque      0              0.00

ix)     Loans that became REO properties       (see page 5)
x)      Total Book Value of REO Properties:    (see page 5)
                       Group 1     Group 2       Total
xi)     Prepayment   3227490.06  4396056.04  7623546.10

xii) Current Period Prepayment Penalties       88597.33
Aggregate Prepayment Penalties                239446.67
Prepayment Penalties allocable to Classes N   239446.67

                                               Group 1    Group 2         Total
xiii)   Aggregate Realized Losses incurred         0.00       0.00          0.00
        Cumulative Realized Losses                 0.00       0.00          0.00

xiv)    Realized Loss Allocations         See Page 1

xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall not covered by the servicer
                                                   0.00       0.00          0.00

xvii)   Trustee Fees                             725.40    1586.74       2312.14

xviii)  LIBOR Carryover Amounts
                               Current     Cummulative
                  AV-1                 0.00        0.00
                  AF-1                 0.00        0.00
                  AF-2                 0.00        0.00
                  AF-3                 0.00        0.00
                  AF-4                 0.00        0.00
                  M-1                  0.00        0.00
                  M-2                  0.00        0.00
                  B-1                  0.00        0.00
                  B-2                  0.00        0.00

xix) Overcollateralization Deficiency (after distribution)             770283.06

xx) Has Trigger Event has occurred?        NO
Cummulative Realized Losses Percentage     0.00000%

xxi)    Available Funds                    Group 1     Group 2        Total
Scheduled Interest Net of Servicing Fees   617513.96   1279191.25     1896705.21
Scheduled Principal                        58322.79     205100.01      263422.80
Unscheduled Principal                      3227490.06  4396056.04     7623546.10
Available Funds                            3903326.81  5880347.30     9783674.11

xxii)   Class Interest Rate         See Page 1

xxiii)  Liquidation Report          See Page 6

xxiv)   Mortgage Loans Purchased by Servicer                  0.00

xxv)    Mortgage Loans Re-Purchased by Servicer               0.00

xxvi)   Guarantee Fee                                     11960.01

xxvii)  Maximum Cap Rate                                 11.17480%

xxviii) Unpaid LIBOR Carryover Amount - AV-1                  0.00
        LIBOR Carryover Amount - AV-1                         0.00

xxix)   Current Claims under PMI Policy                       0.00
        Cummulative Claims under PMI Policy                   0.00

xxx)    Current Denied Claims under PMI Policy                0.00
        Cummulative Denied Claims under PMI Policy            0.00

xxxi)   Distrib from the LIBOR Carryover Reserve Accoun       0.00
        Distribution from the class AF-1 Interest Rate        0.00

                  ACE SECURITIES CORP.


                               By: /s/ Sheryl Christopherson
                               Name:  Sheryl Christopherson
                               Title: Vice President


Dated:    12/26/02